Acquisition of Pionyr (FY)	12 Months Ended
Dec. 31, 2024
Business Combinations [Abstract]
Acquisition of Pionyr
9. ACQUISITION OF PIONYR
On August 4, 2023, the Company acquired Pionyr. Under the terms of the Pionyr Acquisition Agreement, the Company issued to the stockholders of Pionyr 1,800,652 shares of the Company’s common stock (including 153,121 shares of the Company’s non-voting common stock), and 4,153,439 shares of Series A Preferred Stock, which was a newly designated series of preferred stock that is intended to have economic rights equivalent to the Company’s common stock, but with only limited voting rights. The Series A Preferred Stock converted to shares of the Company’s common stock pursuant to stockholder approval at a special meeting of stockholders held on October 11, 2023.
The Company accounted for the Pionyr acquisition as a capitalization transaction to acquire the cash, cash equivalents and marketable securities of Pionyr. Under the recapitalization accounting model, the assets acquired and liabilities assumed were recognized at their fair value on August 4, 2023. The equity issued by the Company was recognized on the basis of the net fair value of the assets acquired and liabilities assumed. Cash consideration transferred and transaction costs incurred attributable to the Acquisition were reflected as reductions to equity. The Company incurred $1.3 million of transaction costs that were direct and incremental to the Acquisition.
In connection with the acquisition of Pionyr, the Company issued one CVR to the former Pionyr stockholders for each share of Pionyr stock held at closing (the “Pionyr CVR”). The Pionyr CVR entitles the holder to receive 50% of net proceeds, outside of royalties, for any potential monetization of Pionyr legacy programs within two years. The Company evaluated the Pionyr CVR to determine if it qualified as a derivative under ASC 815, Derivatives and Hedging (“ASC 815”). For derivative financial instruments that are accounted for as liabilities, the derivative instrument is initially recorded at its fair value and re-valued at each reporting date with changes in fair value recorded as other income or expense for each reporting period. The Company determined that the contingent payments under the Pionyr CVR qualified for the scope exception under ASC 815, and as such, did not qualify as a derivative liability but is accounted for as a contingent liability. The Company did not record a liability for contingent payments that would be payable under the Pionyr CVR as receipt of such payments was not considered probable or estimable.
In December 2024, the Company licensed certain Pionyr legacy program assets for future contingent payments (see Note 17).
As of December 31, 2024 and 2023, the contingent consideration cannot be reasonably estimated, and the contingency was not resolved.